Exhibit 99.2
W. P. Carey Inc.

Supplemental Information
Fourth Quarter 2014

W. P. Carey Inc. unaudited supplemental financial and operating information.

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us,” and “our” include W. P. Carey Inc., its consolidated subsidiaries, and predecessors, unless otherwise indicated. The “CPA®:16 Merger” means our merger with Corporate Property Associates 16 – Global Incorporated, or CPA®:16 – Global, which was completed on January 31, 2014. “CPA® REITs” means CPA®:16 – Global (through the date of the CPA®:16 Merger), Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “Managed REITs” means the CPA® REITs and Carey Watermark Investors Incorporated, or CWI. "U.S." means United States.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, previously referred to as funds from operations – as adjusted, or AFFO; earnings before interest, taxes, depreciation, and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

W. P. Carey Inc.
Supplemental Information – Fourth Quarter 2014

W. P. Carey Inc.
Overview – Fourth Quarter 2014

Summary Metrics
As of or for the three months ended December 31, 2014.

Financial Results
Real estate revenues, excluding reimbursable tenant costs – consolidated ($'000)			$160,283
Revenues from the Managed REITs, excluding reimbursable costs – consolidated ($'000)			47,389
Net income attributable to W. P. Carey ($’000)			32,272
Net income attributable to W. P. Carey per diluted share			0.30
Normalized pro rata cash NOI ($’000) (a)			169,424
Adjusted EBITDA ($'000) (b)			183,096
AFFO ($'000) (c)			125,605
AFFO per diluted share (c)			1.19

Distributions declared per share – fourth quarter			0.950
Distributions declared per share – fourth quarter annualized			3.80
Dividend yield (annualized, based on quarter end share price)			5.4%
Dividend payout ratio – fourth quarter			79.8%

Balance Sheet and Capitalization
Shares outstanding			104,040,653
Stock price – at quarter end			$70.10
Equity market capitalization ($'000)			7,293,250

Total pro rata debt outstanding ($'000) (d) (e)			4,020,641
Consolidated cash and cash equivalents ($'000) (e)			198,683
Pro rata net debt ($'000) (e) (f)			3,821,958

Enterprise value ($'000) (g)			11,115,208

Total consolidated debt ($'000) (e)			4,088,546
Gross assets ($’000) (h)			8,895,821
Liquidity ($'000) (j)			391,165

Pro rata net debt to enterprise value (d) (e)			34.4%
Pro rata net debt to adjusted EBITDA (annualized) (b) (e)			5.2x
Total consolidated debt to gross assets (e)			46.0%

Weighted-average interest rate (d)			4.2%
Weighted-average debt maturity (years) (d)			4.7

Standard & Poor's Rating Services (September 2014)			BBB (stable)
Moody's Investors Service (August 2014)			Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties			783
Number of operating properties			4
Number of tenants – net-leased properties			219
ABR from Investment Grade tenants as a % of total ABR (net-leased properties) (j)			26.4%

Net-leased properties – square feet (millions)			87.3
Operating properties – square feet (millions) (k)			0.3
Total square feet (millions)			87.6

Occupancy – net-leased properties (l)			98.6%
Weighted-average remaining lease term (years)			9.1

Acquisitions – fourth quarter ($'000)			$653,285
Dispositions – fourth quarter ($'000)			4,926

Managed REITs	CPA® REITs	CWI	Total
AUM ($'000) (m)	$6,929,037	$2,302,807	$9,231,844
Acquisitions – fourth quarter ($'000)	528,610	254,427	783,037
Dispositions – fourth quarter ($'000)	—	—	—

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Fourth Quarter 2014

________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)	Adjusted EBITDA is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for a reconciliation of net income to adjusted EBITDA.

(c)	AFFO is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for a reconciliation of net income to AFFO.

(d)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
Subsequent to quarter end, in January 2015, we issued €500.0 million of senior unsecured notes at 99.22% of par, due 2023, and $450.0 million of unsecured notes at 99.372% of par, due 2025. In addition, in January 2015, we exercised the accordion feature of our senior unsecured credit facility, increasing its capacity from $1.0 billion to $1.5 billion.

(f)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(g)
Represents equity market capitalization plus total pro rata debt outstanding, less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(h)	Gross assets represent consolidated total assets before accumulated depreciation.

(i)	Represents availability on our senior unsecured credit facility – revolver plus cash and cash equivalents.

(j)
Investment Grade tenants are defined as those having a BBB- rating or higher by Standard & Poor’s Rating Services or Baa3 rating or higher by Moody’s Investors Service. Percentage of portfolio is calculated based on contractual minimum annualized base rent, or ABR, as of December 31, 2014.

(k)	Comprised of our two self-storage properties and two hotel properties.

(l)	Occupancy for our two self-storage properties was 92.3% as of December 31, 2014. Occupancy for our two hotels was 83.2% for the year ended December 31, 2014.

(m)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Fourth Quarter 2014

Components of Net Asset Value
In thousands, except shares, per share amounts, and percentages.

Real Estate	Three Months Ended Dec. 31, 2014	Annualized
Owned Real Estate	A	A x 4
Normalized pro rata cash NOI (a)	$169,424	$677,696

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs (b)
CPA®:17 – Global (10% of Available Cash)	5,047	20,188
CPA®:18 – Global (10% of Available Cash)	582	2,328
CWI (8% of Available Cash)	1,849	7,396
	7,478	29,912
Investment Management
Investment Management Revenues
Structuring revenue	30,765	123,060
Asset management revenue	10,154	40,616
	40,919	163,676

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Dec. 31, 2014
Assets
Cash and cash equivalents		$198,683
Due from affiliates		34,477
Real estate under construction (c)		29,997
Other assets, net:
Restricted cash, including escrow		$111,230
Other intangible assets, net		38,869
Straight-line rent adjustments		28,883
Accounts receivable		25,893
Securities and derivatives		24,084
Notes receivable		20,848
Deferred charges		17,495
Prepaid expenses		8,128
Leasehold improvements, furniture, and fixtures		9,445
Other		4,304
Total other assets, net		$289,179

Liabilities
Total pro rata debt outstanding (d)		$4,020,641
Distributions payable		100,078
Deferred income taxes		82,982
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$158,801
Prepaid and deferred rents		78,389
Tenant security deposits		36,318
Accrued income taxes payable		17,342
Straight-line rent adjustments		2,490
Other		506
Total accounts payable, accrued expenses and other liabilities		$293,846

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – Fourth Quarter 2014

Other	Number of Shares Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs (e)
CPA®:17 – Global (2.7% ownership)	8,791,517	$9.50	(f)	$83,519
CPA®:18 – Global (0.2% ownership)	260,512	10.00	(g)	2,605
CWI (1.1% ownership)	1,404,558	10.30	(h)	14,467
Carey Credit Income Fund, or CCIF (50.0% ownership) (i)	2,777,778	9.00		25,000
				$125,591
________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. However, 20% of CWI’s special general partnership is owned by an unrelated third-party subadvisor.

(c)	Represents the book value of Banco Santander build-to-suit cost incurred to date.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Excludes operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2013. WPC calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global provided by a third party, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)	The offering price shown is the initial offering price for shares of CPA®:18 – Global’s Class A common stock, as WPC owns shares of CPA®:18 – Global’s Class A common stock.

(h)
CWI’s NAV was calculated by WPC, relying in part on appraisals of the fair market value of CWI’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions, and fees payable to WPC) and CWI’s other net assets and liabilities at the same date. CWI’s NAV was based on shares of common stock outstanding at September 30, 2014.

(i)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. As of December 31, 2014, CCIF had not yet admitted any additional shareholders.

Investing for the long runTM | 4

W. P. Carey Inc.

Financial Results
Fourth Quarter 2014

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Fourth Quarter 2014

Consolidated Statements of Income
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Revenues				(Revised) (a)
Real estate revenues:
Lease revenues	$153,265	$149,243	$148,253	$123,068
Operating property revenues (b)	7,333	8,338	8,251	4,991
Reimbursable tenant costs	6,828	6,271	5,749	6,014
Lease termination income and other	(315)	360	14,481	1,000
	167,111	164,212	176,734	135,073
Revenues from the Managed REITs:
Reimbursable costs	33,833	14,722	41,925	39,732
Structuring revenue	30,765	5,487	17,254	17,750
Asset management revenue	10,154	9,088	9,045	9,776
Dealer manager fees	6,470	2,436	7,949	6,677
	81,222	31,733	76,173	73,935
	248,333	195,945	252,907	209,008
Operating Expenses
Depreciation and amortization	61,481	59,524	63,445	52,673
Reimbursable tenant and affiliate costs	40,661	20,993	47,674	45,746
General and administrative	29,523	20,261	19,133	22,671
Impairment charges	16,776	4,225	2,066	—
Property expenses, excluding reimbursable tenant costs	7,749	10,350	11,211	8,415
Stock-based compensation expense	8,096	7,979	7,957	7,043
Dealer manager fees and expenses	6,203	3,847	6,285	5,425
Merger and property acquisition expenses	3,096	618	1,137	29,614
Subadvisor fees (c)	2,651	381	2,451	18
	176,236	128,178	161,359	171,605
Other Income and Expenses
Equity in earnings of equity method investments in real estate and the Managed REITs	8,792	11,610	9,452	14,262
Gain on change in control of interests	—	—	—	105,947
Interest expense	(44,780)	(46,534)	(47,733)	(39,075)
Other income and (expenses)	(1,575)	(4,077)	(872)	(5,453)
	(37,563)	(39,001)	(39,153)	75,681
Income from continuing operations before income taxes and gain on sale of real estate	34,534	28,766	52,395	113,084
Provision for income taxes	(6,434)	(901)	(8,021)	(2,253)
Income from continuing operations before gain on sale of real estate	28,100	27,865	44,374	110,831
Income from discontinued operations, net of tax	300	191	26,421	6,406
Gain (loss) on sale of real estate, net of tax	5,063	260	(3,823)	81
Net Income	33,463	28,316	66,972	117,318
Net income attributable to noncontrolling interests	(1,470)	(993)	(2,344)	(1,578)
Net loss (income) attributable to redeemable noncontrolling interest	279	14	111	(262)
Net Income Attributable to W. P. Carey	$32,272	$27,337	$64,739	$115,478
Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.31	$0.27	$0.38	$1.22
Income from discontinued operations attributable to W. P. Carey	—	—	0.26	0.07
Net Income Attributable to W. P. Carey	$0.31	$0.27	$0.64	$1.29
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.30	$0.27	$0.38	$1.20
Income from discontinued operations attributable to W. P. Carey	—	—	0.26	0.07
Net Income Attributable to W. P. Carey	$0.30	$0.27	$0.64	$1.27
Weighted-Average Shares Outstanding
Basic	104,894,480	100,282,082	100,236,362	89,366,055
Diluted	105,794,118	101,130,448	100,995,225	90,375,311
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$31,967	$27,107	$38,275	$108,937
Income from discontinued operations, net of tax	305	230	26,464	6,541
Net Income	$32,272	$27,337	$64,739	$115,478

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – Fourth Quarter 2014

________

(a)
Gain on change in control of interests for the three months ended March 31,2014 represents a gain of $75.7 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method. During the second quarter of 2014, we identified certain measurement period adjustments that increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. During the fourth quarter of 2014, we identified a second measurement period adjustment that impacted the provisional accounting, which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record these adjustments during the quarters they were identified, but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change in control of interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter and subsequent periods.

(b)	Comprised of revenues of $7.0 million from two hotels and revenues of $0.3 million from two self-storage facilities for the three months ended December 31, 2014.

(c)
We earn investment management revenue from CWI. Pursuant to the terms of the subadvisory agreement, we pay a subadvisory fee equal to 20% of the amount of fees paid to us by CWI, including but not limited to: acquisition fees, asset management fees, loan refinancing fees, property management fees, and subordinated disposition fees, each as defined in the advisory agreement. We also pay to an unrelated third-party subadvisor 20% of the net proceeds resulting from any sale, financing, or recapitalization or sale of securities of CWI by us, the advisor. In connection with the acquisitions of multi-family and multi-tenant properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for a fee.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Fourth Quarter 2014

Reconciliation of Net Income to AFFO
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
				(Revised) (a)
Net income attributable to W. P. Carey	$32,272	$27,337	$64,739	$115,478
Adjustments:
Depreciation and amortization of real property	60,363	58,355	62,354	51,620
Impairment charges	16,776	4,225	2,066	—
Gain on sale of real estate, net	(5,062)	(259)	(25,582)	(3,176)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,806)	(2,924)	(2,586)	(3,492)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	3,126	457	533	1,265
Total adjustments	72,397	59,854	36,785	46,217
FFO (as defined by NAREIT) (b)	104,669	87,191	101,524	161,695
Adjustments:
Above- and below-market rent intangible lease amortization, net	14,008	14,432	17,124	13,486
Tax benefit – deferred and other non-cash charges	(8,741)	(1,665)	(1,246)	(10,930)
Stock-based compensation	8,096	7,979	7,957	7,043
Straight-line and other rent adjustments	(3,657)	(1,791)	(8,999)	(2,669)
Other, net (c)	5,434	(86)	(13)	34
Property acquisition expenses	3,060	609	224	101
Other amortization and non-cash charges (d)	2,099	5,670	1,719	855
AFFO adjustments to equity earnings from equity investments	1,225	1,094	935	2,936
Amortization of deferred financing costs	1,046	1,007	999	1,025
Realized (gains) losses on foreign currency, derivatives, and other	(643)	(272)	159	661
Merger expenses (e)	37	9	915	43,378
Loss on extinguishment of debt	—	1,122	721	7,992
Gain on change in control of interests (a)	—	—	—	(105,947)
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(930)	(918)	259	(1,417)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(98)	(14)	(32)	5
Total adjustments	20,936	27,176	20,722	(43,447)
AFFO (b)	$125,605	$114,367	$122,246	$118,248

Summary
FFO (as defined by NAREIT) (b)	$104,669	$87,191	$101,524	$161,695
FFO (as defined by NAREIT) per diluted share (b)	$0.99	$0.86	$1.01	$1.79
AFFO (b)	$125,605	$114,367	$122,246	$118,248
AFFO per diluted share (b)	$1.19	$1.13	$1.21	$1.31
Diluted weighted-average shares outstanding	105,794,118	101,130,448	100,995,225	90,375,311

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – Fourth Quarter 2014

________

(a)
Gain on change in control of interests for the three months ended March 31,2014 represents a gain of $75.7 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method. During the second quarter of 2014, we identified certain measurement period adjustments that increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. During the fourth quarter of 2014, we identified a second measurement period adjustment that impacted the provisional accounting, which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record these adjustments during the quarters they were identified, but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change in control of interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter and subsequent periods.

(b)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(c)
Other, net for the three months ended December 31, 2014 primarily consists of proceeds from the bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 Merger on January 31, 2014, and under GAAP was accounted for in purchase accounting.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives, as well as amounts for the amortization of contracts.

(e)
Amount for the three months ended March 31, 2014 includes reported merger costs as well as income tax expense incurred in connection with the CPA®:16 Merger. Income tax expense incurred in connection with the CPA®:16 Merger represents the current portion of income tax expense, including the permanent difference incurred upon recognition of deferred revenue associated with the accelerated vesting of shares previously issued by CPA®:16 – Global for asset management and performance fees.

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – Fourth Quarter 2014

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Unaudited. Three months ended December 31, 2014.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP - Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Real estate revenues:
Lease revenues (e)	$153,265	$4,695	$(6,188)	$151,772	$9,792	(g)	$161,564
Operating property revenues:
Hotel revenues	7,053	—	—	7,053	—		7,053
Self-storage revenues	280	—	(103)	177	—		177
Reimbursable tenant costs	6,828	27	(169)	6,686	—		6,686
Lease termination income and other	(315)	—	(1)	(316)	—		(316)
	167,111	4,722	(6,461)	165,372	9,792		175,164
Revenues from the Managed REITs:
Reimbursable costs	33,833	—	(474)	33,359	—		33,359
Structuring revenue	30,765	—	(979)	29,786	—		29,786
Asset management revenue	10,154	—	(124)	10,030	—		10,030
Dealer manager fees	6,470	—	—	6,470	—		6,470
	81,222	—	(1,577)	79,645	—		79,645
	248,333	4,722	(8,038)	245,017	9,792		254,809
Operating Expenses
Depreciation and amortization	61,481	3,136	(2,816)	61,801	(60,701)	(h)	1,100
Reimbursable tenant and affiliate costs	40,661	2	(80)	40,583	—		40,583
General and administrative	29,523	—	(1,225)	28,298	—		28,298
Impairment charges	16,776	—	—	16,776	(16,776)	(h)	—
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,214	—	—	5,214	—		5,214
Self-storage expenses	156	—	(68)	88	—		88
Non-reimbursable property expenses	2,379	(101)	(111)	2,167	—		2,167
Stock-based compensation expense	8,096	—	(28)	8,068	(8,068)	(h)	—
Dealer manager fees and expenses	6,203	—	—	6,203	—		6,203
Merger and property acquisition expenses	3,096	—	—	3,096	(3,096)	(i)	—
Subadvisor fees (f)	2,651	—	—	2,651	—		2,651
	176,236	3,037	(4,328)	174,945	(88,641)		86,304
Other Income and Expenses
Equity in earnings of equity method investments in real estate and the Managed REITs:
Joint ventures	982	(982)	—	—	—		—
Income related to our ownership in the Managed REITs	333	—	—	333	1,225	(j)	1,558
Income related to our general partnership interests	7,477	—	(363)	7,114	—		7,114
Total equity in earnings of equity method investments in real estate and the Managed REITs	8,792	(982)	(363)	7,447	1,225		8,672
Interest expense	(44,780)	(958)	1,384	(44,354)	2,083	(k)	(42,271)
Other income and (expenses)	(1,575)	271	1,747	443	5,923	(l)	6,366
	(37,563)	(1,669)	2,768	(36,464)	9,231		(27,233)
Income from continuing operations before income taxes and gain on sale of real estate	34,534	16	(942)	33,608	107,664		141,272
Provision for income taxes	(6,434)	(16)	(249)	(6,699)	(9,331)	(m)	(16,030)
Income from continuing operations before gain on sale of real estate	28,100	—	(1,191)	26,909	98,333		125,242
Discontinued Operations
Income from operations of discontinued properties	363	—	—	363	—		363
Gain on extinguishment of debt	23	—	—	23	(23)		—
Loss on sale of real estate	(2)	—	—	(2)	2		—
Other loss	(84)	—	—	(84)	84		—
Income from Discontinued Operations, Net of Tax	300	—	—	300	63		363
Gain on sale of real estate, net of tax	5,063	—	—	5,063	(5,063)		—
Net Income	33,463	—	(1,191)	32,272	93,333		125,605
Net income attributable to noncontrolling interests	(1,470)	—	1,470	—	—		—
Net loss attributable to redeemable noncontrolling interest	279	—	(279)	—	—		—
Net Income / AFFO Attributable to W. P. Carey	$32,272	$—	$—	$32,272	$93,333		$125,605
Earnings / AFFO Per Diluted Share	$0.30						$1.19

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W. P. Carey Inc.
Financial Results – Fourth Quarter 2014

________

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended December 31, 2014.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in real estate and the Managed REITs – Joint ventures.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests and Net loss attributable to redeemable noncontrolling interest.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
Lease revenues on a pro rata basis in this schedule reflect only revenues from continuing operations. There were no lease revenues from discontinued operations for the three months ended December 31, 2014.

(f)
We earn investment management revenue from CWI. Pursuant to the terms of the subadvisory agreement, we pay a subadvisory fee equal to 20% of the amount of fees paid to us by CWI, including but not limited to: acquisition fees, asset management fees, loan refinancing fees, property management fees, and subordinated disposition fees, each as defined in the advisory agreement. We also pay to an unrelated third-party subadvisor 20% of the net proceeds resulting from any sale, financing, or recapitalization or sale of securities of CWI by us, the advisor. In connection with the acquisitions of multi-family and multi-tenant properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for a fee.

(g)
For the three months ended December 31, 2014, represents the reversal of amortization of above- or below-market lease intangibles of $13.4 million and the elimination of non-cash amounts related to straight-line rent of $3.6 million.

(h)	AFFO adjustment is a non-cash adjustment.

(i)	AFFO adjustment is a non-core adjustment.

(j)	Adjustments include MFFO from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

(k)	Represents the elimination of non-cash components of interest expense, primarily for fair market value related to mortgage loans.

(l)
Represents eliminations or (gains) losses related to the extinguishment of debt, foreign currency, derivatives, and other items related to continuing operations. For the three months ended December 31, 2014, the adjustment primarily consists of proceeds from the bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 Merger on January 31, 2014, and under GAAP was accounted for in purchase accounting.

(m)	Represents elimination of deferred taxes.

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W. P. Carey Inc.

Balance Sheets and Capitalization
Fourth Quarter 2014

Investing for the long runTM | 12

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2014

Consolidated Balance Sheets
In thousands.

	Dec. 31,
	2014	2013
Assets
Investments in real estate:
Real estate, at cost	$5,006,682	$2,516,325
Operating real estate, at cost	84,885	6,024
Accumulated depreciation	(258,493)	(168,958)
Net investments in properties	4,833,074	2,353,391
Net investments in direct financing leases	816,226	363,420
Assets held for sale	7,255	86,823
Net investments in real estate	5,656,555	2,803,634
Cash and cash equivalents	198,683	117,519
Equity investments in real estate, the Managed REITs and BDC (a)	249,403	530,020
Due from affiliates	34,477	32,034
Goodwill	692,415	350,208
In-place lease and tenant relationship intangible assets, net	993,819	471,719
Above-market rent intangible assets, net	522,797	241,975
Other assets, net	289,179	131,841
Total Assets	$8,637,328	$4,678,950

Liabilities and Equity
Liabilities:
Non-recourse debt, net	$2,532,683	$1,492,410
Senior credit facilities – revolver	807,518	100,000
Senior credit facilities – term loan	250,000	475,000
Senior unsecured notes, net	498,345	—
Below-market rent and other intangible liabilities, net	175,070	128,202
Accounts payable, accrued expenses and other liabilities	293,846	166,385
Deferred income taxes	82,982	39,040
Distributions payable	100,078	67,746
Total liabilities	4,740,522	2,468,783
Redeemable noncontrolling interest	6,071	7,436

Equity:
W. P. Carey stockholders' equity:
Preferred stock (None issued)	—	—
Common stock	105	69
Additional paid-in capital	4,322,273	2,256,503
Distributions in excess of accumulated earnings	(465,606)	(318,577)
Deferred compensation obligation	30,624	11,354
Accumulated other comprehensive (loss) income	(75,559)	15,336
Less: treasury stock at cost	(60,948)	(60,270)
Total W. P. Carey stockholders' equity	3,750,889	1,904,415
Noncontrolling interests	139,846	298,316
Total equity	3,890,735	2,202,731
Total Liabilities and Equity	$8,637,328	$4,678,950
________

(a)
Our equity investments in real estate joint ventures totaled $128.0 million and $185.0 million as of December 31, 2014 and 2013, respectively. Our equity investments in the Managed REITs totaled $121.4 million and $345.0 million as of December 31, 2014 and 2013, respectively.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2014

Debt Overview
Dollars in thousands. Pro rata. As of December 31, 2014.

	Weighted- Average Debt Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a)	Percent
Non-Recourse Debt
Fixed	4.7	5.6%	$2,049,452	51.0%
Variable:
Swapped	4.3	5.0%	273,708	6.8%
Floating	2.6	2.6%	74,566	1.9%
Capped	2.3	1.2%	53,492	1.3%
Future Rate Reset	10.1	6.2%	13,560	0.3%
Total Pro Rata Non-Recourse Debt	4.6	5.3%	$2,464,778	61.3%

Recourse Debt
Fixed:
Senior unsecured notes (due April 1, 2024)			500,000
Unamortized discount on senior unsecured notes			(1,655)
Senior unsecured notes, net (b)	9.3	4.6%	498,345	12.4%
Variable:
Senior unsecured credit facility – revolver (due January 31, 2018) (c)	3.1	1.2%	807,518	20.1%
Senior unsecured credit facility – term loan (due January 31, 2016)	1.1	1.4%	250,000	6.2%
Total Recourse Debt	4.7	2.3%	$1,555,863	38.7%

Total Pro Rata Debt Outstanding (a)	4.7	4.2%	$4,020,641	100.0%
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Subsequent to quarter end, in January 2015, we issued €500.0 million of senior unsecured notes at 99.22% of par, due 2023, and $450.0 million of unsecured notes at 99.372% of par, due 2025.

(c)
During the year ended December 31, 2014, we incurred interest at London Interbank Offered Rate, or LIBOR, plus 1.10% on our senior unsecured credit facility – revolver. Availability under our senior unsecured credit facility – revolver was $192.5 million as of December 31, 2014. We have an option to extend the maturity date of our senior unsecured credit facility – revolver by one year. Subsequent to the quarter end we exercised the accordion feature of our senior unsecured credit facility, increasing its capacity from $1.0 billion to $1.5 billion.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2014

Debt Maturity
Dollars in thousands. Pro rata. As of December 31, 2014.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
2015	12	$18,391	4.6%	$145,409	$147,157	3.7%
2016	107	46,515	5.3%	279,494	288,156	7.2%
2017	89	97,482	5.3%	592,674	638,243	15.9%
2018	34	51,849	5.3%	275,746	314,460	7.8%
2019	11	16,804	6.2%	51,450	66,456	1.6%
2020	22	37,668	5.2%	194,266	235,921	5.9%
2021	11	20,462	5.9%	89,920	115,159	2.9%
2022	30	42,555	5.2%	209,941	257,950	6.4%
2023	26	39,466	5.1%	123,300	194,050	4.8%
2024	23	20,863	5.9%	7,731	77,602	1.9%
2025	13	11,903	5.6%	30,059	64,604	1.6%
Thereafter	11	16,151	6.3%	15,505	65,020	1.6%
Total Pro Rata Non-Recourse Debt	389	$420,109	5.3%	$2,015,495	$2,464,778	61.3%

Recourse Debt
Senior unsecured notes (due April 1, 2024)					500,000
Unamortized discount on senior unsecured notes					(1,655)
Senior unsecured notes, net (c)			4.6%		498,345	12.4%
Senior unsecured credit facility – revolver (due January 31, 2018) (d)			1.2%		807,518	20.1%
Senior unsecured credit facility – term loan (due January 31, 2016) (c) (e)			1.4%		250,000	6.2%
Total Recourse Debt			2.3%		$1,555,863	38.7%

Total Pro Rata Debt Outstanding (a)			4.2%		$4,020,641	100.0%
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments, scheduled amortization, and unamortized premium, net.

(c)
Subsequent to quarter end, in January 2015, we issued €500.0 million of senior unsecured notes at 99.22% of par, due 2023, and $450.0 million of unsecured notes at 99.372% of par, due 2025. In addition, in January 2015, we exercised the accordion feature of our senior unsecured credit facility, increasing its capacity from $1.0 billion to $1.5 billion.

(d)
During the year ended December 31, 2014, we incurred interest LIBOR, plus 1.10% on our senior unsecured credit facility – revolver. Availability under our senior unsecured credit facility – revolver was $192.5 million as of December 31, 2014. We have an option to extend the maturity date of our senior unsecured credit facility – revolver by one year. Subsequent to the quarter end, in January 2015, we exercised the accordion feature of our senior unsecured credit facility, increasing its capacity from $1.0 billion to $1.5 billion.

(e)
During the year ended December 31, 2014, we incurred interest at LIBOR plus 1.25% on our senior unsecured credit facility – term loan facility. We have two options to extend the maturity date of our senior unsecured credit facility – term loan facility by one year.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2014

Senior Unsecured Notes

Ratings

	Issuer / Corporate			Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Date Issued/ Affirmed	Rating	Outlook	Date Issued/ Affirmed
Standard and Poor's	BBB	Stable	September 2014	BBB-	Stable	January 2015
Moody's	Baa2	Stable	August 2014	Baa2	Stable	January 2015

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Company’s 4.6% senior unsecured notes due 2024, which were issued in March 2014, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the senior unsecured notes.

Covenant	Metric	Required	As of Dec. 31, 2014
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	41.6%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	25.7%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	3.9x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	241.7%

Investing for the long runTM | 16

W. P. Carey Inc.

Owned Real Estate Portfolio
Fourth Quarter 2014

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the year ended December 31, 2014.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
1Q14
QBE Holdings Inc. (a)	Chandler, AZ	$42,062	Mar-14	Office	183,000

2Q14
Smucker Sales and Distribution Company (a subsidiary of The J.M. Smucker Company) (a)	University Park, IL	47,332	May-14	Warehouse/Distribution	824,624

3Q14
Total E&P Norge AS (a) (b)	Stavanger, Norway	118,146	Aug-14	Office	275,725
Bose Corporation (a)	Westborough, MA	46,099	Aug-14	Office	250,813
3Q14 Total		164,245			526,538

4Q14
Schneider Electric (a)	Andover, MA	56,227	Oct-14	Office	235,943
Admiral Group plc. (a) (b)	Newport, United Kingdom	30,820	Oct-14	Office	80,664
Inghams Enterprises Pty. Limited (31 properties) (b)	Various locations in Australia	138,345	Oct-14	Industrial	3,160,069
Pratt Industries, Inc.	Lewisburg, OH	19,820	Nov-14	Industrial	356,037
Polaris Poland Sp. Z.o.o. (a subsidiary of Polaris Industries Inc.) (a) (b)	Opole, Poland	29,538	Dec-14	Industrial	362,098
State of Andalusia, Spain (70 properties) (b)	Various locations in Spain	378,535	Dec-14	Office	2,787,689
4Q14 Total		653,285			6,982,500
Year-to-Date Total Acquisitions		$906,924			8,516,662

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q14
Juniper Networks, Inc.	Sunnyvale, CA	$10,200	Jan-14	Office	50,311
American Pad & Paper, LLC (2 properties)	Mattoon, IL; Morristown, TN	6,900	Jan-14	Industrial	486,507
Bell South Corporation	Fort Lauderdale, FL	4,900	Jan-14	Warehouse/Distribution	80,450
Barnes & Noble, Inc.	Farmington, CT	3,600	Jan-14	Retail	21,600
Bouygues Telecom (b)	Tours, France	9,497	Jan-14	Office	96,204
Brown Machine LLC and Capital Equipment Group	Beaverton, MI	4,040	Mar-14	Industrial	142,770
Soho House Beach House, LLC	Miami Beach, FL	81,529	Mar-14	Hotel	52,902
BA Kitchen Components Limited (b)	Doncaster, United Kingdom	6,990	Mar-14	Industrial	177,604
1Q14 Total		127,656			1,108,348

2Q14
Gibson Guitar Corporation (3 properties)	Elgin, IL; Bozeman, MT; and Nashville, TN	20,000	Apr-14	Industrial	249,702
Fairpoint Communications, Inc.	Milton, VT	1,800	Apr-14	Industrial	30,624
Vacant (formerly The Upper Deck Company, LLC)	Carlsbad, CA	16,000	May-14	Industrial	246,668
Tower Automotive Products Co., Inc.	Milan, TN	1,400	May-14	Industrial	531,370
Telos Corporation	Ashburn Junction, VA	15,603	May-14	Office	192,775
Multiple Tenants (2 properties)	Nashville, TN	3,002	May-14	Office	58,635
Multiple Tenants	Lindon, UT	7,751	May-14	Office	85,100
Town Sports International Holdings, Inc.	Newton, MA	16,398	Jun-14	Sports Facility	68,000
New Options, Inc.	Dallas, TX	1,240	Jun-14	Industrial	22,680
Swat-Fame, Inc.	Industry, CA	21,444	Jun-14	Warehouse/Distribution	325,800
LTF Real Estate Company, Inc. (2 properties)	Canton and Rochester Hills, MI	66,000	Jun-14	Sports Facility	278,982
2Q14 Total		170,638			2,090,336

3Q14
Builders FirstSource, Inc.	Harrisburg, NC	370	Sep-14	Land	N/A

4Q14
Vacant (formerly Southwest Convenience Stores, LLC)	Socorro, TX	345	Dec-14	Retail	2,200
Childtime Childcare, Inc. (7 properties)	Chandler, AZ; Chino, CA; Westland, MI; and Carrollton, Duncanville, and Lewisville, TX	4,581	Dec-14	Learning Center	49,413
4Q14 Total		4,926			51,613
Year-to-Date Total Dispositions		$303,590			3,250,297
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Amount reflects the applicable exchange rate on the date of acquisition or disposition.

Investing for the long runTM | 19

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Joint Venture Information
Dollars in thousands. As of December 31, 2014.

Joint Venture or JV (Principal Tenant)	WPC % Interest in JV		Total JV			WPC Pro Rata Share of Total JV (a)
		JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	3.00%	CPA®:17 – Global - 97.00%	$33,965	$23,628	$10,337	$1,019	$709	$310
C1000 Logistiek Vastgoed B.V. (b)	15.00%	CPA®:17 – Global - 85.00%	167,006	83,981	83,025	25,051	12,597	12,454
Actebis Peacock GmbH (b)	30.00%	CPA®:17 – Global - 70.00%	38,237	25,600	12,637	11,471	7,680	3,791
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	33.33%	CPA®:17 – Global - 66.67%	40,214	17,349	22,865	13,403	5,782	7,621
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	37,764	22,009	15,755	15,106	8,804	6,302
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	250,902	115,502	135,400	112,906	51,976	60,930
Total Unconsolidated Joint Ventures			568,088	288,069	280,019	178,956	87,548	91,408

Consolidated Joint Ventures
Carey Storage	38.30%	Third parties - 61.70%	2,801	2,561	240	1,073	981	92
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	67,976	26,813	41,163	33,988	13,407	20,581
Tesco PLC (b)	51.00%	CPA®:17 – Global - 49.00%	70,294	42,344	27,950	35,850	21,595	14,255
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	24,384	21,194	3,190	13,411	11,657	1,754
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	63.50%	CPA®:17 – Global - 36.50%	353,565	324,774	28,791	224,514	206,231	18,283
Eroski Sociedad Cooperativa (b)	70.00%	CPA®:17 – Global - 30.00%	29,118	1,525	27,593	20,383	1,068	19,315
Multi-tenant property in Illkirch-Graffens, France (b)	75.00%	Third party - 25.00%	17,726	12,176	5,550	13,295	9,132	4,163
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	242,017	17,156	224,861	214,088	15,176	198,912
Continental Airlines, Inc.	90.00%	Third party - 10.00%	5,081	4,105	976	4,573	3,695	878
Total Consolidated Joint Ventures			812,962	452,648	360,314	561,175	282,942	278,233
Total Unconsolidated and Consolidated Joint Ventures			$1,381,050	$740,717	$640,333	$740,131	$370,490	$369,641
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 20

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Top Ten Tenants
In thousands, except percentages. Pro rata. As of December 31, 2014.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	ABR	Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	$37,716	5.6%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Transportation - Personal	Various U.S.	31,853	4.7%
Carrefour France SAS (a)	Warehouse/Distribution	Retail Stores	France	30,078	4.4%
State of Andalusia, Spain (a)	Office	Federal, State, Local, and Foreign Government	Spain	28,692	4.2%
OBI Group (a)	Retail	Retail Stores	Poland	16,545	2.5%
Marcourt Investments Inc.	Hotel	Hotels and Gaming	Various U.S.	16,100	2.4%
True Value Company	Warehouse/Distribution	Construction and Building	Various U.S.	14,775	2.2%
UTI Holdings, Inc.	Learning Center	Healthcare, Education, and Childcare	Various U.S.	14,621	2.2%
Advanced Micro Devices, Inc.	Office	Electronics	Sunnyvale, CA	12,769	1.9%
Dick's Sporting Goods, Inc.	Retail and Warehouse/Distribution	Retail Trade	Various U.S.	11,831	1.7%
Total (b) (c)				$214,980	31.8%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Diversification by Property Type
In thousands, except percentages. Pro rata. As of December 31, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Office	$214,147	31.6%	13,616	15.6%	$83,376	32.5%	6,335	17.8%
Industrial	172,907	25.7%	34,192	39.2%	73,400	28.6%	14,465	40.8%
Warehouse/Distribution	121,974	18.0%	24,856	28.5%	40,176	15.7%	8,392	23.6%
Retail	83,372	12.3%	7,716	8.8%	22,779	8.9%	2,426	6.8%
Self Storage	31,853	4.7%	3,535	4.0%	31,853	12.4%	3,535	10.0%
Other Properties (b)	52,404	7.7%	3,432	3.9%	4,964	1.9%	344	1.0%
Total (c)	$676,657	100.0%	87,347	100.0%	$256,548	100.0%	35,497	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: hotel, learning center, sports facility, theater, and residential.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 22

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of December 31, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Retail Stores	$132,682	19.6%	19,945	22.8%	$41,416	16.1%	6,433	18.1%
Business and Commercial Services	57,504	8.5%	5,418	6.2%	5,827	2.3%	924	2.6%
Electronics	43,566	6.4%	3,462	4.0%	16,002	6.2%	1,556	4.4%
Federal, State, Local, and Foreign Government	42,660	6.3%	3,363	3.9%	32,933	12.8%	2,999	8.4%
Healthcare, Education, and Childcare	41,412	6.1%	3,165	3.6%	6,883	2.7%	762	2.1%
Chemicals, Plastics, Rubber, and Glass	39,074	5.8%	6,881	7.9%	8,701	3.4%	1,445	4.1%
Automobile	36,061	5.3%	6,213	7.1%	16,750	6.5%	2,530	7.1%
Beverages, Food, and Tobacco	33,775	5.0%	7,303	8.4%	14,829	5.8%	4,213	11.9%
Media: Printing and Publishing	23,136	3.4%	1,930	2.2%	5,328	2.1%	711	2.0%
Machinery	21,593	3.2%	3,325	3.8%	15,762	6.1%	2,123	6.0%
Buildings and Real Estate	20,703	3.2%	2,298	2.6%	20,704	8.1%	2,298	6.5%
Insurance	17,894	2.6%	1,053	1.2%	9,192	3.6%	473	1.3%
Telecommunications	17,751	2.6%	1,227	1.4%	9,112	3.6%	573	1.6%
Transportation - Cargo	16,573	2.4%	1,990	2.3%	1,165	0.5%	374	1.1%
Hotels and Gaming	16,100	2.4%	1,036	1.2%	—	—%	—	—%
Construction and Building	15,600	2.3%	4,589	5.2%	10,112	3.9%	2,470	7.0%
Leisure, Amusement, and Entertainment	14,758	2.2%	768	0.9%	3,119	1.2%	222	0.6%
Aerospace and Defense	14,475	2.2%	1,572	1.8%	5,598	2.2%	738	2.1%
Transportation - Personal	11,360	1.7%	1,263	1.4%	11,360	4.4%	1,263	3.6%
Consumer and Durable Goods	11,091	1.6%	2,381	2.7%	2,156	0.8%	425	1.2%
Grocery	11,007	1.6%	1,185	1.4%	1,980	0.8%	245	0.7%
Oil and Gas	8,578	1.3%	368	0.4%	6,085	2.4%	276	0.8%
Consumer Non-Durable Goods	7,785	1.2%	1,532	1.8%	2,461	1.0%	225	0.6%
Textiles, Leather, and Apparel	6,988	1.0%	1,773	2.0%	2,832	1.1%	474	1.3%
Other (b)	14,531	2.1%	3,307	3.8%	6,241	2.4%	1,745	4.9%
Total (c)	$676,657	100.0%	87,347	100.0%	$256,548	100.0%	35,497	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants in the following industries: banking; mining, metals, and primary metal industries; and forest products and paper.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Diversification by Geography
In thousands, except percentages. Pro rata. As of December 31, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
U.S.
East
New Jersey	$25,177	3.7%	1,694	1.9%	$9,508	3.7%	815	2.3%
North Carolina	18,631	2.8%	4,435	5.1%	7,331	2.9%	1,413	4.0%
Pennsylvania	17,936	2.7%	2,526	2.9%	6,963	2.7%	1,477	4.2%
New York	17,565	2.6%	1,178	1.4%	758	0.3%	66	0.2%
Massachusetts	14,584	2.2%	1,390	1.6%	10,680	4.2%	1,163	3.3%
Virginia	7,780	1.1%	1,089	1.2%	2,853	1.1%	333	0.9%
Other (b)	23,415	3.5%	4,758	5.5%	3,970	1.6%	640	1.8%
Total East	125,088	18.6%	17,070	19.6%	42,063	16.5%	5,907	16.7%

West
California	55,021	8.1%	3,540	4.1%	7,430	2.9%	965	2.7%
Arizona	25,659	3.8%	2,934	3.4%	7,556	2.9%	566	1.6%
Colorado	10,949	1.6%	1,340	1.5%	5,399	2.1%	515	1.5%
Utah	6,854	1.0%	960	1.1%	2,039	0.8%	397	1.1%
Other (b)	20,026	3.0%	2,336	2.7%	8,737	3.4%	877	2.5%
Total West	118,509	17.5%	11,110	12.8%	31,161	12.1%	3,320	9.4%

South
Texas	46,496	6.9%	6,758	7.7%	13,965	5.4%	2,447	6.9%
Georgia	26,374	3.9%	3,497	4.0%	2,669	1.0%	331	0.9%
Florida	17,786	2.6%	1,855	2.1%	12,350	4.8%	1,472	4.1%
Tennessee	15,411	2.3%	1,803	2.1%	2,163	0.8%	558	1.6%
Other (b)	8,494	1.3%	1,767	2.0%	5,249	2.0%	1,421	4.0%
Total South	114,561	17.0%	15,680	17.9%	36,396	14.0%	6,229	17.5%

Midwest
Illinois	25,897	3.8%	3,741	4.3%	6,299	2.5%	1,254	3.5%
Michigan	11,697	1.7%	1,386	1.6%	4,077	1.6%	715	2.0%
Indiana	9,072	1.3%	1,418	1.6%	3,121	1.2%	433	1.2%
Ohio	7,888	1.2%	1,813	2.1%	3,966	1.6%	837	2.4%
Other (b)	27,446	4.1%	4,922	5.6%	9,582	3.7%	1,494	4.2%
Total Midwest	82,000	12.1%	13,280	15.2%	27,045	10.6%	4,733	13.3%
U.S. Total	440,158	65.2%	57,140	65.5%	136,665	53.2%	20,189	56.9%

International
Germany	61,584	9.1%	7,009	8.0%	32,140	12.5%	3,414	9.6%
France	46,939	6.9%	8,166	9.3%	17,428	6.8%	3,181	9.0%
Spain	30,371	4.5%	2,926	3.4%	30,371	11.9%	2,926	8.2%
Finland	30,062	4.4%	2,133	2.4%	6,633	2.6%	418	1.2%
Poland	18,601	2.7%	2,189	2.5%	2,056	0.8%	362	1.0%
United Kingdom	12,877	1.9%	973	1.1%	8,535	3.3%	492	1.4%
Australia	10,906	1.6%	3,160	3.6%	10,906	4.3%	3,160	8.9%
Other (c)	25,159	3.7%	3,651	4.2%	11,814	4.6%	1,355	3.8%
International Total	236,499	34.8%	30,207	34.5%	119,883	46.8%	15,308	43.1%
Total (d)	$676,657	100.0%	87,347	100.0%	$256,548	100.0%	35,497	100.0%

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties in the East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire, Vermont, and West Virginia. Other properties in the West include assets in Washington, New Mexico, Nevada, Oregon, Wyoming, and Alaska. Other properties in the South include assets in Alabama, Louisiana, Arkansas, Mississippi, and Oklahoma. Other properties in the Midwest include assets in Missouri, Minnesota, Kansas, Wisconsin, Nebraska, and Iowa.

(c)	Includes assets in Norway, the Netherlands, Hungary, Belgium, Sweden, Canada, Mexico, Thailand, Malaysia, and Japan.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of December 31, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
CPI (Uncapped)	$295,308	43.6%	36,167	41.4%	$120,555	47.0%	13,746	38.7%
CPI (Capped)	172,984	25.6%	23,056	26.4%	58,865	22.9%	10,415	29.4%
Fixed	170,519	25.2%	23,736	27.2%	66,931	26.1%	9,869	27.8%
Other	20,341	3.0%	1,248	1.4%	4,241	1.7%	211	0.6%
None	17,505	2.6%	3,140	3.6%	5,956	2.3%	1,256	3.5%
Total (b)	$676,657	100.0%	87,347	100.0%	$256,548	100.0%	35,497	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of December 31, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
2015 (b)	15	$21,354	3.2%	1,882	2.2%
2016	18	22,124	3.3%	2,822	3.2%
2017	21	20,380	3.0%	3,243	3.7%
2018	30	58,806	8.7%	8,114	9.3%
2019	28	47,083	7.0%	4,746	5.4%
2020	24	34,810	5.1%	3,578	4.1%
2021	77	42,859	6.3%	7,042	8.1%
2022	38	62,034	9.2%	8,557	9.8%
2023	15	47,581	7.0%	5,669	6.5%
2024	42	90,124	13.3%	11,120	12.7%
2025	17	20,752	3.1%	2,477	2.8%
2026	21	17,329	2.5%	2,484	2.8%
2027	16	35,253	5.2%	5,380	6.2%
2028	8	21,462	3.2%	2,853	3.3%
Thereafter (>2028)	63	134,706	19.9%	16,190	18.5%
Vacant	—	—	—%	1,190	1.4%
Total (c)	433	$676,657	100.0%	87,347	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month leases are counted in 2015 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2014

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of December 31, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
2015 (b)	3	$4,651	1.8%	459	1.3%
2016	9	6,512	2.5%	1,028	2.9%
2017	7	5,841	2.3%	1,083	3.1%
2018	20	28,434	11.1%	4,767	13.4%
2019	12	9,076	3.5%	1,579	4.4%
2020	9	7,724	3.0%	1,223	3.4%
2021	7	11,173	4.3%	2,041	5.7%
2022	11	12,779	5.0%	2,454	6.9%
2023	5	10,151	4.0%	1,393	3.9%
2024	13	38,629	15.1%	4,922	13.9%
2025	8	8,098	3.1%	843	2.4%
2026	2	3,014	1.2%	318	0.9%
2027	6	13,687	5.3%	1,595	4.5%
2028	5	14,530	5.7%	1,410	4.0%
Thereafter (>2028)	46	82,249	32.1%	9,928	28.0%
Vacant	—	—	—%	454	1.3%
Total (c) (d)	163	$256,548	100.0%	35,497	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month leases are counted in 2015 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(d)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 28

W. P. Carey Inc.

Investment Management
Fourth Quarter 2014

Investing for the long runTM | 29

W. P. Carey Inc.
Investment Management – Fourth Quarter 2014

Selected Information – Managed REITs
Dollars and square footage in thousands. As of or for the three months ended December 31, 2014.

	Managed REITs
	CPA®:17 – Global	CPA®:18 – Global		CWI
General
Year established	2007	2013		2010
Total AUM (a)	$5,471,774	$1,457,263		$2,302,807

Portfolio
Property type	Net lease / Diversified	Net lease / Diversified		Lodging
Number of net-leased properties	365	47		N/A
Number of operating properties	72	16		27
Number of tenants – net-leased properties (b)	115	73		N/A
Square footage (b)	35,611	7,405		5,626
Occupancy (c)	100.0%	99.5%		75.6%
Acquisitions – fourth quarter	$117,600	$411,010		$254,427
Dispositions – fourth quarter	—	—		—

Balance Sheet
Total assets	$4,592,923	$1,616,609		$2,002,543
Total debt	1,896,489	521,712		969,594
Total debt / total assets	41.3%	32.3%		48.4%

Investor Capital Inflow
Gross offering proceeds – fourth quarter (d) (e)	N/A	$52,525	(d)	$362,956	(e)
Status (f)	Closed	Open		Closed
% subscribed
Initial offering (e)	100%	91%		100%
Follow-on offering (e)	100%	N/A		100%
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

(b)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(c)
Represents occupancy for net-leased properties for CPA®:17 – Global and CPA®:18 – Global. Represents occupancy for hotels for CWI for the year ended December 31, 2014. Occupancy for CPA®:17 – Global's 71 self-storage properties was 86.0% as of December 31, 2014. Occupancy for CPA®:18 – Global's 14 self-storage properties and two multi-family properties was 85.3% and 91.2%, respectively, as of December 31, 2014.

(d)	For CPA®:18 – Global, total gross offering proceeds is solely comprised of Class C common stock. CPA®:18 – Global completed sales of its Class A common stock in June 2014.

(e)	Excludes distribution reinvestment plan, or DRIP proceeds.

(f)
For CPA®:18 – Global, offering is for up to $1.4 billion of common stock, including $150.0 million for the DRIP. For CWI, follow-on offering commenced in 2013 for up to $650.0 million of common stock, including $300.0 million for the DRIP. In August 2014, CWI allocated $200.0 million of common stock from its DRIP to the follow-on offering, and in December 2014, CWI allocated an additional $60.0 million of common stock to the follow-on offering from its DRIP. On December 31, 2014, the follow-on offering for CWI was closed.

Investing for the long runTM | 30

W. P. Carey Inc.
Investment Management – Fourth Quarter 2014

Summary of Selected Revenue Sources from Managed REITs

Managed REITs
	CPA®:17 – Global	CPA®:18 – Global	CWI
Profits Interests
Special general partnership profits interest (% of Available Cash) (a) (b)	10.00%	10.00%	8.00% (c)

Asset Management and Structuring Revenues
Asset management fees (% of average market value) (b) (d)	0.50%	0.50%	0.40% (e)
Acquisition / structuring fees (% of total aggregate cost) (b) (f)	4.50% (g)	4.50% (g) (h)	2.00% (i)

Dealer Manager Related Revenues
Selling commissions	We receive selling commissions, which are re-allowed to selected broker dealers.
Dealer manager fees	We receive a dealer manager fee, a portion of which is re-allowed to selected broker dealers.
Distribution and shareholder servicing fees	For CPA®:18 – Global, we receive an annual distribution and shareholder servicing fee in connection with sales of shares of Class C common stock, which may be re-allowed to selected broker dealers.
________

(a)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in real estate and the Managed REITs in our consolidated financial statements.

(b)	Fees are subject to certain regulatory limitations and restrictions, as described in the applicable Managed REIT prospectus.

(c)	Special general partnership receives 10% of Available Cash, however 20% of the special general partnership is owned by an unrelated third-party subadvisor.

(d)
Generally 0.50%; however, asset management fees may vary according to the type of asset as described in the prospectus of each Managed REIT. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of the Managed REITs’ stock for asset management fees due from each Managed REIT. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(e)	20% of CWI’s 0.50% asset management fee is paid to an unrelated third-party subadvisor.

(f)	Recorded in Structuring revenue in our consolidated financial statements.

(g)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(h)
In connection with the acquisitions of multi-family and multi-tenant properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for a fee.

(i)
20% of CWI’s 2.50% acquisition fee is paid to an unrelated third-party subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectus for CWI. 20% of the loan refinancing fee is paid to the subadvisor.

Investing for the long runTM | 31

W. P. Carey Inc.
Investment Management – Fourth Quarter 2014

Investment Activity – Managed REITs
Dollars in thousands. Pro rata. For the year ended December 31, 2014.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q14
CPA®:18 – Global	Air Enterprises Acquisition, LLC	Streetsboro, OH	$5,901	Jan-14	Industrial	178,180
CPA®:18 – Global	Solo Cup Company (a)	University Park, IL	84,588	Feb-14	Warehouse/Distribution	1,552,475
CPA®:17 – Global	Raytheon Company (a)	Tucson, AZ	19,930	Feb-14	Office	143,650
CPA®:18 – Global	Automobile Protection Corporation	Norcross, GA	5,822	Feb-14	Office	50,600
CPA®:18 – Global	Siemens AS (a) (b)	Oslo, Norway	89,327	Feb-14	Office	165,905
CPA®:18 – Global	Crowne Group, LLC (2 properties)	Fraser and Warren, MI	8,042	Mar-14	Industrial	212,152
CPA®:18 – Global (50%); CPA®:17 – Global (50%)	Bank Pekao S.A. (a) (b)	Warsaw, Poland	156,282	Mar-14	Office	423,818
1Q14 Total			369,892			2,726,780

2Q14
CPA®:17 – Global	Wärtsilä Netherlands B.V. (b) (c)	Drunen, Netherlands	18,782	Apr-14	Industrial	BTS
CPA®:17 – Global	The PendaForm Company (2 properties)	Bluffton, IN; New Concord, OH	8,075	Apr-14	Industrial	127,584
CPA®:18 – Global	Swift Spinning Inc. (2 properties)	Columbus, GA	11,931	Apr-14	Industrial	432,769
CPA®:18 – Global	North American Lighting, Inc. (a)	Farmington Hills, MI	9,489	May-14	Office	75,286
CPA®:17 – Global	Konzum d.d. (b) (c)	Krizevci, Croatia	7,482	May-14	Retail	BTS
CPA®:18 – Global	Janus International LLC (3 properties)	Surprise, AZ; Temple, GA; and Houston, TX	15,953	May-14	Industrial	330,306
CPA®:18 – Global	Illinois Bell Telephone Company (AT&T) (a)	Chicago, IL	12,248	May-14	Warehouse/Distribution	206,000
CPA®:18 – Global	Belk, Inc. (a) (d)	Jonesville, SC	44,021	Jun-14	Warehouse/Distribution	515,279
2Q14 Total			127,981			1,687,224

3Q14
CPA®:18 – Global	Truffle (6 properties) (a) (b)	Ayr; Bathgate; Dundee; Dunfermline; Invergordon; and Livingston, United Kingdom	19,837	Aug-14	Industrial	229,417
CPA®:17 – Global	Nokia Solutions and Networks (b)	Krakow, Poland	12,471	Sep-14	Office	53,400
CPA®:18 – Global	Oakbank (a) (b)	Livingston, United Kingdom	4,632	Sep-14	Industrial	76,573
CPA®:18 – Global	Infineon Technologies AG (a) (b)	Warstein, Germany	25,020	Sep-14	Office	120,384
3Q14 Total			61,960			479,774

4Q14
CPA®:17 – Global	Metro AG (b)	Gelsenkirchen, Germany	23,859	Oct-14	Retail	128,252
CPA®:18 – Global	Cooper Tire & Rubber Company (a)	Albany, GA	10,435	Oct-14	Warehouse/Distribution	653,082
CPA®:18 – Global (51%); CPA®:17 – Global (49%)	Apply Sorco AS (b)	Stavanger, Norway	108,281	Oct-14	Office	223,394
CPA®:18 – Global	Midcontinent Independent System Operator, Inc. (a)	Eagan, MN	15,196	Nov-14	Office	60,463

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2014

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
4Q14 (continued)
CPA®:18 – Global	Alliant Techsystems Inc. (a)	Plymouth, MN	43,066	Nov-14	Office	191,336
CPA®:18 – Global	Barnsco, Inc. (5 properties)	Dallas and Fort Worth, TX	7,657	Nov-14	Industrial	131,690
CPA®:18 – Global	UK Auto (2 properties) (a) (b)	Dunfermline and Durham, United Kingdom	11,126	Nov-14	Industrial	67,556
CPA®:18 – Global	USF Holland, Inc. (c)	Byron Center, MI	11,942	Nov-14	Warehouse/Distribution	BTS
CPA®:17 – Global	Smiths Medical (a)	Plymouth, MN	22,501	Dec-14	Office	99,977
CPA®:18 – Global	Royal Vopak N.V. (a) (b)	Rotterdam, Netherlands	85,004	Dec-14	Office	164,591
CPA®:18 – Global	Craigentinny (a) (b)	Edinburgh, United Kingdom	4,941	Dec-14	Industrial	25,089
CPA®:18 – Global	Club Med Albion Resorts (a) (b)	Albion, Mauritius	69,225	Dec-14	Hotel	296,716
4Q14 Total			413,233			2,042,146
Year-to-Date Total Acquisitions – Net-Leased Properties			973,066			6,935,924

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
1Q14
CPA®:18 – Global	Kissimmee, FL	12,610	Jan-14
CPA®:18 – Global	St. Petersburg, FL	12,270	Jan-14
1Q14 Total		24,880

2Q14 (N/A)

3Q14
CPA®:18 – Global	Corpus Christi, TX	4,501	Jul-14
CPA®:18 – Global	Kailua-Kona, HI	6,146	Jul-14
CPA®:18 – Global	Miami, FL	4,874	Aug-14
CPA®:18 – Global	Palm Desert, CA	11,160	Aug-14
CPA®:18 – Global	Columbia, SC	4,821	Sep-14
3Q14 Total		31,502

4Q14
CPA®:18 – Global	Kailua-Kona, HI	6,258	Oct-14
CPA®:18 – Global	Pompano Beach, FL	4,936	Oct-14
CPA®:18 – Global	Jensen Beach, FL	9,079	Nov-14
CPA®:18 – Global	Dickinson, TX	10,457	Dec-14
CPA®:18 – Global	Humble, TX	8,176	Dec-14
CPA®:18 – Global	Temecula, CA	10,508	Dec-14
CPA®:18 – Global	Cumming, GA	4,646	Dec-14
4Q14 Total		54,060
Year-to-Date Total Acquisitions – Self-Storage Properties		110,442

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2014

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price (a) (e)	Closing Date
1Q14 (N/A)

2Q14
CWI	Austin, TX	89,340	Apr-14
CWI	New York, NY	92,800	May-14
CWI (80%)	Austin, TX	92,726	May-14
CWI	Boca Raton, FL	64,052	Jun-14
CWI	Denver, CO	83,820	Jun-14
2Q14 Total		422,738

3Q14 (N/A)

4Q14
CWI	Ponte Vedra Beach, FL	133,294	Oct-14
CWI	Duck, NC	38,651	Oct-14
CWI	Savannah, GA	23,779	Oct-14
CWI	Kansas City, MO	58,703	Nov-14
4Q14 Total		254,427
Year-to-Date Total Acquisitions – Hotels		677,165

Acquisitions – Multi-Family
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
1Q14 (N/A)

2Q14 (N/A)

3Q14 (N/A)

4Q14
CPA®:18 – Global	Tucker, GA	21,568	Oct-14
CPA®:18 – Global	Atlanta, GA	21,567	Oct-14
4Q14 Total		43,135
Year-to-Date Total Acquisitions – Multi-Family Properties		43,135

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2014

Acquisitions – Other
Portfolio(s)	Security Type	Company	Purchase Price	Closing Date
1Q14 (N/A)

2Q14
CPA®:17 – Global (7%)	Follow-On Equity Investment	BG LLH, LLC	20,356	Apr-14
CPA®:17 – Global	Non-Convertible Debenture	Cayden Developers Private Limited	8,440	May-14
2Q14 Total			28,796

3Q14
CPA®:18 – Global	Note Receivable	Cipriani (f)	29,348	Jul-14

4Q14
CPA®:17 – Global	Equity Securities	BPS Nevada, LLC	18,182	Nov-14
Year-to-Date Total Acquisitions – Other			76,326

Year-to-Date Total Acquisitions			$1,880,134

Dispositions – Other
Portfolio(s)	Security Type	Company	Gross Sale Price	Closing Date
1Q14 (N/A)

2Q14
CPA®:17 – Global	Note Receivable	I Shops LLC (g)	$68,250	Apr-14

3Q14 (N/A)

4Q14 (N/A)

Year-to-Date Total Disposition – Other			$68,250
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Amount reflects the applicable exchange rate on the date of acquisition.

(c)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(d)
Acquisition includes a build-to-suit transaction. Purchase price represents price paid for existing facility plus total commitment for build-to-suit funding. Gross square footage represents square footage for existing facility.

(e)	Purchase price excludes hotel renovation commitments totaling $57.1 million.

(f)	Purchase price includes acquisition-related costs and fees, which were expensed.

(g)
CPA®:17 – Global deconsolidated a portion of this investment when the investee substantially repaid the balance of the outstanding note receivable. This transaction was accounted for as a partial sale.

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W. P. Carey Inc.

Appendix
Fourth Quarter 2014

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W. P. Carey Inc.
Appendix – Fourth Quarter 2014

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Dec. 31, 2014
Consolidated Lease Revenues
Total lease revenues – as reported	$153,265
Total lease revenues – discontinued operations	3
153,268
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	2,379
Non-reimbursable property expenses – discontinued operations	106
2,485

150,783

Plus: NOI from Operating Properties
Hotels NOI	1,839
Self-storage properties NOI	123
1,962

152,745

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures
Add: Pro rata share of NOI from equity investments	4,682
Less: Pro rata share of NOI attributable to noncontrolling interests	(6,165)
(1,483)

151,262

Adjustments for Pro Rata Non-Cash Items
Add: Above- and below-market rent intangible lease amortization	13,436
Less: Straight-line rent amortization	(3,646)
Add: Other non-cash items	1
9,791

Pro rata cash NOI (a)	$161,053

Adjustment to normalize for intra-period acquisitions and dispositions (b)	8,371

Normalized pro rata cash NOI (a)	$169,424

________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired during the three months ended December 31, 2014, the adjustment replaces our pro rata share of cash NOI for the partial period with an amount estimated to be equivalent to our pro rata share of cash NOI for the full period. For properties disposed of during the three months ended December 31, 2014, the adjustment eliminates our pro rata share of cash NOI for the period.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2014

Reconciliation of Net Income to Adjusted EBITDA
In thousands.

	Three Months Ended
	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014		Mar. 31, 2014
			(Revised) (a)		(Revised) (b)
Net income attributable to W. P. Carey	$32,272	$27,337	$64,739		$115,478

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization (c)	61,478	59,524	63,555		53,244
Interest expense (c)	44,799	46,588	47,826		39,248
Provision for income taxes (c)	6,172	945	8,340		2,308
EBITDA (d)	144,721	134,394	184,460		210,278

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items
Impairment charges	16,776	4,225	2,066		—
Above- and below-market rent intangible and straight-line rent adjustments	10,350	12,642	8,125		10,817
Stock-based compensation expense	8,095	7,979	7,957		6,826
Unrealized losses (gains) on hedging activity(e)	1,293	4,806	403	(a)	(1,179)
	36,514	29,652	18,551		16,464
Adjustments for Non-Core Items (f)
Gain on sale of real estate, net	(5,062)	(259)	(25,582)		(3,176)
Property acquisition expenses	3,060	609	224		100
Gain on change in control of interests (b)	—	—	—		(105,947)
Realized (gains) losses on hedging activity (e)	(643)	(272)	158	(a)	662
Merger expenses (g)	37	9	915		29,511
Loss on extinguishment of debt	—	1,122	721	(a)	7,992
Other (h)	3,536	—	—		—
	928	1,209	(23,564)		(70,858)
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures (i)
Add: Pro rata share of adjustments for equity investments	4,369	1,487	1,725		3,048
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(4,550)	(6,354)	(5,330)		(6,896)
	(181)	(4,867)	(3,605)		(3,848)
Equity Investments in the Managed REITs (j)
Add: Distributions received from equity investments in the Managed REITs	1,447	1,298	1,245
Less: Income from equity investments in the Managed REITs	(333)	(241)	(650)		7,431
	1,114	1,057	595		7,431

Adjusted EBITDA (d)	$183,096	$161,445	$176,437		$159,467
________

(a)	For the three months ended June 30, 2014, amounts related to realized and unrealized hedging activity and loss on extinguishment of debt have been revised.

(b)
For the three months ended March 31, 2014,represents a gain of $75.7 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method. During the second quarter of 2014, we identified certain measurement period adjustments that increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. During the fourth quarter of 2014, we identified a second measurement period adjustment that impacted the provisional accounting, which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record these adjustments during the quarters they were identified, but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change in control of interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter and subsequent periods.

(c)	Includes amounts related to discontinued operations.

(d)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(e)	Comprised of gains and losses on derivatives and gains and losses on foreign currency hedges.

(f)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2014

(g)
Amount for the three months ended March 31, 2014 includes reported merger costs as well as income tax expense incurred in connection with the CPA®:16 Merger. Income tax expense incurred in connection with the CPA®:16 Merger represents the current portion of income tax expense, including the permanent difference incurred upon recognition of deferred revenue associated with the accelerated vesting of shares previously issued by CPA®:16 – Global for asset management and performance fees.

(h)
Other, net for the three months ended December 31, 2014 primarily consists of proceeds from the bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 Merger on January 31, 2014, and under GAAP was accounted for in purchase accounting.

(i)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items, and non-core items from joint ventures.

(j)	Adjustments to include cash distributions received from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2014

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets, and extraordinary items; however, FFO related to assets held for sale, sold, or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata (described below) share of unconsolidated subsidiaries. FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries, and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude acquisition expenses and non-core expenses, such as merger and restructuring expenses. Merger expenses are related to the CPA®:16 Merger. We also exclude realized gains/losses on foreign exchange and derivatives which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as (i) they are not the primary drivers in our decision-making process and (ii) excluding these items provides investors with a view of our portfolio performance over time and make it more comparable to other REITs that are currently not engaged in acquisitions, mergers, and restructurings, which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2014

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 Merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues, and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues, and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties. ABR is not applicable to operating properties.

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